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                                                                     EXHIBIT 21

                 LIST OF SUBSIDIARIES OF SIERRACITIES.COM INC.


                                                            STATE OR COUNTRY
                                                            OF INCORPORATION OR
NAME OF COMPANY                                             ORGANIZATION
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SierraCities Financial, Inc. ..........................     Delaware
SierraCities Delaware, Inc.............................     Delaware
First Sierra Receivables, Inc. ........................     Delaware
First Sierra Receivables II, Inc. .....................     Delaware
First Sierra Receivables III, Inc. ....................     Delaware
First Sierra Receivables IV, Inc. .....................     Delaware
First Sierra Acquisition, Inc. ........................     Delaware
TFS, Inc. dba The Money Source ........................     Delaware
Corporate Capital Leasing Group, Inc. .................     Pennsylvania
Northcoast Capital Leasing Company, Inc. ..............     Ohio
Financial Management Services, Inc. ...................     Washington
Heritage Credit Services, Inc. ........................     Delaware
Integrated Lease Management Inc. ......................     California
Independent Capital Corp. .............................     New Jersey
Vendor Leasing Services, Inc. .........................     Georgia
21st Century Credit Leasing Services, Inc. ............     Florida
The Republic Group, Inc. ..............................     California
Republic Commercial Credit, LLC .......................     California
Republic Fleet Services, LLC ..........................     California
Nexsoft, Inc. .........................................     Florida
Eagle Holdings (Inc.)..................................     California
First Sierra Financial (U.K.) Limited..................     England and Wales
Suffolk Street Group, Plc .............................     United Kingdom
Titan Finance Limited .................................     England and Wales
Booker Montague Leasing Limited .......................     England and Wales